UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2011

GREENCHOICE INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-167879	42-1771342
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

527 78th Ave. NW

Calgary, AB 2M 0T6

(Address of Principal Executive Offices)

(403) 708-5469

(Registrants Telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On June 30, 2010, the Company filed a Prospectus as part of its Registration Statement on Form S-1.  That Prospectus was declared effective on March 8, 2011.  Under the terms of the Prospectus, that offering expired on September 4, 2011, unless extended by the Board of Directors.

On August 31, 2011, the Board of Directors unanimously voted to extend the offering period for an additional 90 days, as provided by the Prospectus.  The offering will continue until December 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENCHOICE INTERNATIONAL, INC.
/s/ Merlyn Kirk
Dated: September 30, 2011	By:	Merlyn Kirk
	Its	President